POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Charles A. Austin, III

____________________________                                        Trustee

Charles A. Austin, III

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ K. Dun Gifford

____________________________                                        Trustee

K. Dun Gifford

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Leroy Keith, Jr.

____________________________                                        Trustee

Leroy Keith, Jr.

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Carol A. Kosel

____________________________                                        Trustee

Carol A. Kosel

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Gerald M. McDonnell

____________________________                                        Trustee

Gerald M. McDonnell

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Patricia B. Norris

____________________________                                        Trustee

Patricia B. Norris

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ William W. Pettit

____________________________                                        Trustee

William W. Pettit

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ David M. Richardson

____________________________                                        Trustee

David M. Richardson

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Russell A. Salton, III, MD

____________________________                                        Trustee

Russell A. Salton, III, M.D.

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Chairman of the Board and Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Michael S. Scofield

____________________________                                        Chairman of the Board and Trustee

Michael S. Scofield

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Richard J. Shima

____________________________                                        Trustee

Richard J. Shima

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Richard Wagoner

____________________________                                        Trustee

Richard Wagoner

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter President in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Dennis H. Ferro

____________________________                                        President

Dennis H. Ferro

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Treasurer in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Jeremy DePalma

____________________________                                        Treasurer

Jeremy DePalma

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Treasurer in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Kasey Phillips

____________________________                                        Treasurer

Kasey Phillips

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Brian Montana, Kevin J. Ouellette, Timothy W. Diggins, and Douglass N. Ellis, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Secretary in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of June 11, 2008.

Signature                                                                                  Title

/s/ Michael H. Koonce

____________________________                                        Secretary

Michael H. Koonce

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Evergreen Special Equity Fund (a series of Evergreen Select Equity Trust)	Evergreen Golden Core Opportunities Fund (a series of Evergreen Equity Trust)
2.	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)	Evergreen Diversified Capital Builder Fund (formerly Evergreen Balanced Fund) (a series of Evergreen Equity Trust)
3.	Evergreen Select High Yield Bond Fund (a series of Evergreen Select Fixed Income Trust)	Evergreen High Income Fund (a series of Evergreen Fixed Income Trust)